SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2003

Eagle Food Centers, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number  0-17871

DELAWARE	36-3548019
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

RT. 67 & KNOXVILLE RD., MILAN, ILLINOIS	61264
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (309) 787-7700

Eagle Food Centers, Inc. announces asset sale agreements.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(c)                                  Exhibits:

99.1 Eagle Food Centers, Inc. Press Release, dated August 20, 2003.

99.2 Eagle Food Centers, Inc. Press Release, dated August 21, 2003.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE FOOD CENTERS, INC. (Registrant)

By: /s/ Robert J. Kelly	August 25, 2003
Robert J. Kelly	Date

President, Chief Executive Officer